Exhibit 99.1

John Tietjen	Rich Tauberman
Chief Financial Officer	Investor Relations/Media Relations
Sterling Bancorp	MWW Group
john.tietjen@sterlingbancorp.com	rtauberman@mww.com
212.757.8035	201.507.9500
Sterling Bancorp Reports FY 2005 Financial Results
Company Reports All-Time Records in Gross Revenue, Assets and
Average Loans and Deposits
New York, NY, January 31, 2006 – Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported its financial results for the fiscal year and fourth quarter ended December 31, 2005.
2005 Highlights:
•	Gross revenue (interest and noninterest income) rose 11.4% year-over-year to a record $147.6 million

•	Net interest income on a tax equivalent basis increased to a record $84.6 million

•	Net interest margin was 4.94%, among the highest in the Company’s peer group

•	Average loans and non-interest bearing deposits reached all-time highs increasing 12.5% to $1.1 billion and 8.9% to $452.6 million, respectively, year over year

•	Assets at the end of 2005 grew 9.9% from the prior year-end to reach an all-time high of $2.1 billion

•	A 5% stock dividend increased the effective annual cash payout to shareholders
“Sterling’s balanced business model contributed to the delivery of solid revenue growth in 2005, highlighted by strong increases in loans and deposits, despite the rising interest rate environment and flattening yield curve that presented challenges for the entire banking industry,” said Louis J. Cappelli, Chairman and Chief Executive Officer. “In 2005, we made important investments to enhance the value of the Sterling franchise, including opening a branch in lower Manhattan to directly serve that revitalized community and further expanding our presence in the region with the opening of a New Jersey office. In addition, the focus of the entire Sterling team on superior customer service and a product portfolio that addresses the needs of the small and mid-sized businesses the Company serves also contributed to our success.”

Full Year and Fourth Quarter 2005 Financial Results
Net Income
For the year ended December 31, 2005, net income was $24.0 million compared to $24.6 million in 2004. Diluted earnings per share for 2005 were $1.22, compared to $1.23 in 2004 (adjusted to reflect the 5% stock dividend effected in December 2005).
In the fourth quarter of 2005, net income was $5.9 million, compared to $6.3 million in the corresponding period of 2004. Diluted earnings per share for the fourth quarter were $0.31 compared to $0.32 in the corresponding period of 2004 (adjusted to reflect the 5% stock dividend effected in December 2005).
“Sterling recorded impressive revenue growth last year, even as results were influenced by heightened pricing pressure that crossed deposit product lines and loan portfolios combined with overall increases in operating expenses to support growth and the impact of the flattened yield curve on investment activities,” added Chairman Cappelli. “The mortgage banking business remained strong throughout 2005 with volumes increasing by 6%, despite a difficult marketplace. While volumes were also up in the fourth quarter, our income, like other mortgage bankers, was negatively affected by secondary market yield compression in a segment of loan sales.”
Net Interest Income
For the year ended December 31, 2005, net interest income, on a tax equivalent basis, increased 7.1% to $84.6 million from $79.0 million in 2004. Net interest income benefited from growth in average loans and the higher interest rate environment in 2005, which was partially offset by the impact of the flattening yield curve and growth of interest-bearing deposits at higher costs.
Net interest margin, on a tax equivalent basis, for the year ended December 31, 2005 was 4.94%, compared to 5.02% for 2004.
Net interest income for the fourth quarter of 2005, on a tax equivalent basis, increased to $21.2 million from $20.6 million in the fourth quarter of 2004.
Loans
Average total loans for the year ended December 31, 2005 grew 12.5% to $1.1 billion with significant segments of Sterling’s loan portfolio showing an increase.
For the fourth quarter of 2005, average total loans increased 8.0% year-over-year to $1.1 billion.
Demand Deposits
For the full year 2005, average demand deposits reached an all-time high, increasing 8.9% to $452.6 million.

Average demand deposits for the fourth quarter of 2005 increased 9.3% to $466.3 million from $426.8 million in the corresponding period of 2004.
Cost of Funds
The average rate paid on interest-bearing funds for the year ended December 31, 2005 increased to 2.35% from 1.73% in 2004, reflecting the rising interest rate environment of 2005. For 2005, total interest expense was $29.1 million compared to $19.6 million in 2004, due to higher rates paid for funding and increases in average interest-bearing deposits, principally time deposits.
In the fourth quarter of 2005, the total interest expense increased to $8.8 million compared to $5.5 million in the corresponding period of 2004. The average rate paid on interest-bearing funds increased to 2.73% for the fourth quarter of 2005, compared to 1.86% for the corresponding period of 2004.
Average interest-bearing deposits for the fourth quarter of 2005 grew $95.6 million to $973.0 million. Average interest-bearing deposits for the year ended December 31, 2005 grew 12.7% to $936.7 million. The improvement resulted largely from the Company’s branching initiatives and other business development activities.
Noninterest Income and Noninterest Expenses
For the year ended December 31, 2005, noninterest income was $34.6 million compared to $34.7 million in 2004. Noninterest income for the fourth quarter of 2005 was $7.9 million compared to $8.8 million in the corresponding period in 2004. The results for the full year and the fourth quarter were impacted by yield compression in the secondary mortgage market for loans in the fourth quarter, which reduced income. Also, growth in fees collected for deposit services was offset by decreases in factoring income and other service charges and fees and lower income from sales of available for sale securities.
Noninterest expenses for the year ended December 31, 2005 were $71.2 million, compared to $65.6 million in 2004. The increase was due to investments in the Sterling franchise with higher expenses primarily related to salaries, employee benefits, equipment, occupancy, compliance, professional fees and advertising and marketing costs.
Noninterest expenses for the fourth quarter of 2005 were $18.0 million, compared to $17.0 million in the corresponding quarter of 2004. The increase was due to higher employee benefits, occupancy and advertising and marketing costs.
Provision for Income Taxes
The provision for income taxes decreased to $2.5 million for the quarter ended December 31, 2005 from $3.2 million for the fourth quarter of 2004. For the full year 2005, the provision for income taxes was $13.6 million, compared to $12.8 million for 2004. The lower provision for taxes in the quarter ended December 31, 2005 was due in part to the lower income before income taxes for that quarter. In addition, based on management’s in-depth review of required tax reserves, including consultation with various outside professionals, these reserves were reduced through the provision for the fourth quarter of 2005 by approximately $1.1 million.
Asset Quality
As of December 31, 2005, nonperforming assets were $5.1 million, representing 0.25% of total assets.
The provision for loan losses for the year ended December 31, 2005 was $9.7 million compared to $10.0 million for the year ended December 31, 2004. The allowance for loan losses as a percentage of loans held in portfolio was 1.46% as of December 31, 2005.
The provision for loan losses in the fourth quarter of 2005 was $2.5 million compared to $2.7 million in the fourth quarter of 2004.
Dividends
Sterling’s Board of Directors approved a 5% stock dividend on November 17, 2005, which was effected in December 2005. The Board’s action increased the effective annual cash payout by approximately $0.04. Dividend growth is a hallmark of Sterling’s commitment to shareholders and an important part of the Company’s capital management program.
On November 17, 2005, Sterling’s Board of Directors also approved a fourth quarter cash dividend of $0.19 per common share, which equates to a $0.76 annual dividend for common shareholders. Sterling has paid cash dividends for 60 consecutive years, illustrating Sterling’s dedication to distributing profits to its shareholders.
Common Share Repurchases
In the year 2005, the Company purchased a total of 535,700 shares of common stock under its repurchase program, representing approximately 3% of the shares outstanding. Approximately 18.8 million shares of common stock were outstanding as of December 31, 2005.
Conference Call
Sterling Bancorp will host a teleconference call for the financial community this morning at 10:00 a.m. Eastern Standard Time to discuss the full year and fourth quarter 2005 financial results. To access the conference call live, interested parties may dial (866) 835-8903 at least 10 minutes prior to the call.
A replay of the conference call will be available at 1:00 pm EST this afternoon until 11:59 p.m. EST on February 7, 2006. To access the replay by telephone, interested parties may dial (888) 266-2081 and enter the passcode 849160.
About Sterling Bancorp
Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $2.1 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in New York, New Jersey, Virginia and North Carolina and conducts business throughout the U.S.
This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are “forward-looking statements” as defined in the Securities Exchange Act of 1934. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. The Company’s actual results and financial position may differ materially from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company’s future results and financial condition, see “Cautionary Statement Regarding Forward-Looking Statements” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars and shares in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
OPERATING HIGHLIGHTS
Interest income	$29,800	$25,900	$113,044	$97,799
Interest expense	8,785	5,475	29,109	19,583
Provision for loan losses	2,502	2,730	9,664	9,965
Noninterest income	7,890	8,772	34,553	34,718
Noninterest expenses	17,978	16,979	71,210	65,613
Net income	5,930	6,282	24,027	24,604

Earnings per common share:
Basic	0.31	0.33	1.25	1.29
Diluted	0.31	0.32	1.22	1.23
Cash dividends declared	0.19	0.18	0.73	0.63
Common shares outstanding:
Period end	18,835	19,143	18,835	19,143
Average Basic	19,055	19,121	19,164	19,147
Average Diluted	19,622	20,023	19,763	20,035
Return on average assets	1.18%	1.36%	1.24%	1.38%
Return on average tangible equity (1)	18.48%	20.31%	18.67%	20.27%
Return on average stated equity (2)	15.85%	17.33%	16.04%	17.26%
Net interest spread, tax-equivalent basis	3.94%	4.38%	4.29%	4.53%
Net interest margin, tax-equivalent basis	4.68%	4.90%	4.94%	5.02%

ASSET QUALITY HIGHLIGHTS
Period End
Net charge-offs	$2,219	$2,003	$9,475	$8,095
Nonperforming loans	4,204	3,115	4,204	3,115
Other real estate owned	860	767	860	767
Nonperforming assets	5,064	3,882	5,064	3,882

Nonperforming loans/loans (3)	0.36%	0.29%	0.36%	0.29%
Nonperforming assets/assets	0.25%	0.21%	0.25%	0.21%
Allowance for loan losses/loans (4)	1.46%	1.60%	1.46%	1.60%
Allowance for loan losses/ nonperforming loans	392.89%	524.21%	392.89%	524.21%

(1)	Average tangible equity represents average shareholders’ equity less average goodwill.

(2)	Average stated equity is equal to average shareholders’ equity.

(3)	The term “loans” includes loans held for sale and loans held in portfolio.

(4)	The term “loans” includes loans held in portfolio only.

STERLING BANCORP
Consolidated Financial Highlights
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
BALANCE SHEET HIGHLIGHTS
Period End Balances
Security investments	$715,299	$680,220	$715,299	$680,220
Loans held for sale	40,977	37,059	40,977	37,059
Loans held in portfolio, net of unearned discount	1,128,799	1,022,287	1,128,799	1,022,287
Total earning assets	1,886,287	1,740,895	1,886,287	1,740,895
Allowance for loan losses	16,517	16,329	16,517	16,329
Total assets	2,056,042	1,871,112	2,056,042	1,871,112

Noninterest-bearing deposits	510,884	511,307	510,884	511,307
Interest-bearing deposits	937,442	832,544	937,442	832,544
Customer repurchase agreements	61,067	55,934	61,067	55,934
Shareholders’ equity	147,587	148,704	147,587	148,704

Average Balances
Security investments	$708,133	$663,659	$713,629	$689,569
Loans held for sale	56,340	59,906	53,948	46,395
Loans held in portfolio, net of unearned discount	1,059,413	973,198	1,000,235	891,107
Total earning assets	1,829,650	1,699,902	1,781,838	1,641,134
Allowance for loan losses	17,007	16,538	17,250	15,906
Total assets	1,988,160	1,840,950	1,931,101	1,777,720

Noninterest-bearing deposits	466,293	426,843	452,632	415,664
Interest-bearing deposits	973,029	877,453	936,665	830,950
Customer repurchase agreements	81,878	93,295	85,365	84,559
Shareholders’ equity	148,448	144,188	149,836	142,536

Capital Ratios
Tier 1 risk based	12.03%	13.10%	12.03%	13.10%
Total risk based	13.28%	14.35%	13.28%	14.35%
Leverage	7.96%	8.49%	7.96%	8.49%

Book value per common share	$7.84	$7.77	$7.84	$7.77

STERLING BANCORP
Consolidated Balance Sheets
(Unaudited)
(in thousands, except number of shares)

	December 31,
	2005	2004
ASSETS
Cash and due from banks	$69,149	$48,842
Interest-bearing deposits with other banks	1,212	1,329
Federal Funds Sold	0	0
Investment securities
Available for sale (at estimated market value)	201,259	233,762
Held to maturity (at cost)	514,040	446,458

Total investment securities	715,299	680,220

Loans held for sale	40,977	37,059

Loans held in portfolio, net of unearned discounts	1,128,799	1,022,287
Less allowance for loan losses	16,517	16,329

Loans, net	1,112,282	1,005,958

Customers’ liability under acceptances	590	629
Goodwill	21,158	21,158
Premises and equipment, net	10,904	10,675
Other real estate	860	767
Accrued interest receivable	6,116	5,605
Bank owned life insurance	26,964	26,553
Other assets	50,531	32,317

	$2,056,042	$1,871,112

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing	$510,884	$511,307
Interest-bearing	937,442	832,544

Total deposits	1,448,326	1,343,851

Federal funds purchased	55,000	32,500
Securities sold under agreements to repurchase — customers	61,067	55,934
Securities sold under agreements to repurchase — dealers	88,729	33,882
Commercial paper	38,191	25,991
Other short-term borrowings	38,851	2,517
Acceptances outstanding	590	629
Accrued expenses and other liabilities	91,927	91,330
Long-term debt	85,774	135,774

Total liabilities	1,908,455	1,722,408

Shareholders’ equity	147,587	148,704

	$2,056,042	$1,871,112

MEMORANDA
Available for sale securities — amortized cost	$205,418	$233,539
Held to maturity securities — estimated market value	504,514	448,173
Shares outstanding
Common issued	21,066,916	20,785,515
Common in treasury	2,231,442	1,642,996

STERLING BANCORP
Consolidated Statements of Income
(Unaudited)
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
INTEREST INCOME
Loans	$21,867	$18,387	$80,943	$65,779
Investment securities — available for sale	2,268	2,681	9,546	13,038
Investment securities — held to maturity	5,612	4,821	22,181	18,829
Federal funds sold	26	3	309	132
Deposits with other banks	27	8	65	21

Total interest income	29,800	25,900	113,044	97,799

INTEREST EXPENSE
Deposits	5,644	3,311	18,135	11,173
Securities sold under agreements to repurchase	1,212	411	3,701	1,418
Federal funds purchased	259	74	647	146
Commercial paper	353	116	973	364
Other short-term borrowings	104	3	228	243
Long-term debt	1,213	1,560	5,425	6,239

Total interest expense	8,785	5,475	29,109	19,583

Net interest income	21,015	20,425	83,935	78,216
Provision for loan losses	2,502	2,730	9,664	9,965

Net interest income after provision for loan losses	18,513	17,695	74,271	68,251

NONINTEREST INCOME
Factoring income	1,389	1,731	6,004	6,841
Mortgage banking income	3,398	3,909	16,433	15,301
Service charges on deposit accounts	1,444	1,241	5,386	4,722
Trade finance income	529	569	2,088	2,268
Trust fees	170	189	643	697
Other service charges and fees	360	493	1,366	1,843
Bank owned life insurance income	254	251	1,402	1,226
Securities gains	140	285	337	1,256
Other income	206	103	894	563

Total noninterest income	7,890	8,771	34,553	34,717

NONINTEREST EXPENSES
Salaries	7,262	7,253	32,082	30,103
Employee benefits	3,311	2,313	9,889	9,033

Total personnel expense	10,573	9,566	41,971	39,136
Occupancy expenses, net	1,355	1,137	5,481	4,916
Equipment expenses	772	893	3,234	3,063
Advertising and marketing	833	358	3,900	3,351
Professional fees	2,205	2,628	5,908	5,568
Data processing fees	292	264	1,186	1,124
Stationery and printing	195	199	851	802
Communications	348	369	1,609	1,531
Other expenses	1,405	1,565	7,070	6,122

Total noninterest expenses	17,978	16,979	71,210	65,613

Income before income taxes	8,425	9,487	37,614	37,355
Provision for income taxes	2,495	3,205	13,587	12,751

Net income	$5,930	$6,282	$24,027	$24,604

Average number of common shares outstanding
Basic	19,055,354	19,120,747	19,164,498	19,146,561
Diluted	19,621,935	20,023,177	19,763,352	20,035,494
Earnings per average common share
Basic	$0.31	$0.33	$1.25	$1.29
Diluted	0.31	0.32	1.22	1.23
Dividends per common share	0.19	0.18	0.73	0.63

STERLING BANCORP
Consolidated Statements of Comprehensive Income
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Net income	$5,930	$6,282	$24,027	$24,604
Other comprehensive income, net of tax:
Unrealized holding (losses)/gains arising during the period	(502)	(68)	(2,110)	(1,275)
Less:
Reclassification adjustment for gains included in net income	(75)	(155)	(182)	(680)
Change in unrealized (losses)/gains on supplemental pension	(24)	174	(535)	389
Minimum pension liability adjustment	(482)	777	(482)	777

Comprehensive income	$4,847	$7,010	$20,718	$23,815

STERLING BANCORP
Consolidated Statements of Changes in Shareholders’ Equity
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Balance, at beginning of period	$153,451	$145,065	$148,704	$143,262
Net income for period	5,930	6,282	24,027	24,604
Common shares issued under stock incentive plan and related tax benefits	251	664	4,297	2,517
Purchase of common shares for treasury	(7,184)	0	(10,507)	(8,310)
Capital stock split-cash in lieu	(25)	(26)	(25)	(26)
Cash dividends-Common shares	(3,591)	(3,448)	(14,035)	(12,106)
Surrender of shares issued under incentive compensation plan	(228)	(643)	(1,834)	(1,052)
Amortization of unearned compensation	66	82	269	604
Change in net unrealized holding (losses)/gains on available for sale securities	(502)	(68)	(2,110)	(1,275)
Reclassification adjustment for gains included in net income	(75)	(155)	(182)	(680)
Change in unrealized (losses)/gains on supplemental pension	(24)	174	(535)	389
Minimum pension liability adjustment	(482)	777	(482)	777

Balance, at end of period	$147,587	$148,704	$147,587	$148,704

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Three Months Ended
	December 31, 2005			December 31, 2004
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE

Assets
Interest-bearing deposits with other banks	$3,155	$27	2.68%	$2,378	$8	1.36%

Investment securities — available for sale	177,889	1,983	4.46	220,121	2,365	4.30
Investment securities — held to maturity	502,159	5,612	4.47	414,674	4,821	4.65
Investment securities — tax exempt [2]	28,085	467	6.59	28,864	515	7.10

Total investment securities	708,133	8,062	4.55	663,659	7,701	4.64
Federal funds sold	2,609	26	3.82	761	3	1.79
Loans, net of unearned discount [3]	1,115,753	21,867	8.13	1,033,104	18,387	7.38

Total Interest-Earning Assets [2]	1,829,650	29,982	6.67%	1,699,902	26,099	6.24%

Cash and due from banks	70,806			62,676
Allowance for loan losses	(17,007)			(16,538)
Goodwill	21,158			21,158
Other	83,553			73,752

Total Assets	$1,988,160			$1,840,950

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$26,866	28	0.41%	$29,273	26	0.36%
NOW	202,782	836	1.64	133,674	159	0.47
Money market	221,050	704	1.26	222,485	372	0.66
Time	519,311	4,068	3.11	489,018	2,746	2.23
Foreign
Time	3,020	8	1.09	3,003	8	1.09

Total Interest-Bearing Deposits	973,029	5,644	2.30	877,453	3,311	1.50

Borrowings
Securities sold under agreements to repurchase — customers	81,878	605	2.93	93,295	318	1.36
Securities sold under agreements to repurchase — dealers	58,020	607	4.15	16,446	93	2.26
Federal funds purchased	24,674	259	4.17	14,017	74	2.09
Commercial paper	42,017	353	3.34	34,047	116	1.36
Other short-term debt	9,346	104	4.40	791	3	1.99
Long-term debt	90,013	1,213	5.39	135,774	1,560	4.62

Total Borrowings	305,948	3,141	4.09	294,370	2,164	2.95

Total Interest-Bearing Liabilities	1,278,977	8,785	2.73%	1,171,823	5,475	1.86%

Noninterest-bearing demand deposits	466,293			426,843
Other liabilities	94,442			98,096

Total Liabilities	1,839,712			1,696,762
Shareholders’ equity	148,448			144,188

Total Liabilities and Shareholders’ Equity	$1,988,160			$1,840,950

Net interest income/spread [2]		21,197	3.94%		20,624	4.38%

Net yield on interest-earning assets			4.68%			4.90%

Less: Tax-equivalent adjustment		182			199

Net interest income		$21,015			$20,425

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP
Average Balance Sheets [1]
(Unaudited)
(dollars in thousands)

	Twelve Months Ended
	December 31, 2005			December 31, 2004
	AVERAGE		AVERAGE	AVERAGE		AVERAGE
	BALANCE	INTEREST	RATE	BALANCE	INTEREST	RATE

Assets
Interest-bearing deposits with other banks	$3,040	$65	1.96%	$3,120	$21	0.70%

Investment securities — available for sale	192,354	8,438	4.39	266,823	11,729	4.36
Investment securities — held to maturity	495,187	22,181	4.48	392,869	18,829	4.79
Investment securities — tax exempt [2]	26,088	1,816	6.96	29,877	2,135	7.14

Total investment securities	713,629	32,435	4.55	689,569	32,693	4.73
Federal funds sold	10,986	309	2.81	10,943	132	1.21
Loans, net of unearned discount [3]	1,054,183	80,943	8.21	937,502	65,779	7.56

Total Interest-Earning Assets [2]	1,781,838	113,752	6.64%	1,641,134	98,625	6.26%

Cash and due from banks	64,141			60,281
Allowance for loan losses	(17,250)			(15,906)
Goodwill	21,158			21,158
Other	81,214			71,053

Total Assets	$1,931,101			$1,777,720

Liabilities and Shareholders’ Equity
Interest-bearing deposits
Domestic
Savings	$28,150	113	0.40%	$31,203	120	0.38%
NOW	160,944	1,576	0.98	134,096	622	0.46
Money market	227,520	2,456	1.08	213,331	1,280	0.60
Time	517,038	13,957	2.70	449,319	9,118	2.03
Foreign Time	3,013	33	1.09	3,001	33	1.09

Total Interest-Bearing Deposits	936,665	18,135	1.94	830,950	11,173	1.34

Borrowings
Securities sold under agreements to repurchase — customers	85,365	1,907	2.23	84,559	1,020	1.21
Securities sold under agreements to repurchase — dealers	52,199	1,794	3.44	29,601	398	1.35
Federal funds purchased	17,992	647	3.60	9,946	146	1.47
Commercial paper	37,302	973	2.61	30,069	364	1.21
Other short-term debt	6,021	228	3.78	12,629	243	1.93
Long-term debt	106,514	5,425	5.09	135,774	6,239	4.62

Total Borrowings	305,393	10,974	3.59	302,578	8,410	2.79

Total Interest-Bearing Liabilities	1,242,058	29,109	2.35%	1,133,528	19,583	1.73%

Noninterest-bearing demand deposits	452,632			415,664
Other liabilities	86,575			85,992

Total Liabilities	1,781,265			1,635,184
Shareholders’ equity	149,836			142,536

Total Liabilities and Shareholders’ Equity	$1,931,101			$1,777,720

Net interest income/spread [2]		84,643	4.29%		79,042	4.53%

Net yield on interest-earning assets			4.94%			5.02%

Less: Tax-equivalent adjustment		708			826

Net interest income		$83,935			$78,216

[1]	The average balances of assets, liabilities and shareholders’ equity are computed on the basis of daily averages. Average rates are presented on a tax-equivalent basis. Certain reclassifications have been made to prior period amounts to conform to current presentation.

[2]	Interest and/or average rates are presented on a tax-equivalent basis.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Three Months Ended
	December 31, 2005
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$5	$14	$19

Investment securities — available for sale	(469)	87	(382)
Investment securities — held to maturity	986	(195)	791
Investment securities — tax exempt	(13)	(35)	(48)

Total investment securities	504	(143)	361

Federal funds sold	15	8	23
Loans, net of unearned discounts [3]	1,533	1,947	3,480

TOTAL INTEREST INCOME	$2,057	$1,826	$3,883

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(2)	$4	$2
NOW	117	560	677
Money market	(2)	334	332
Time	179	1,143	1,322
Foreign
Time	0	0	0

Total interest-bearing deposits	292	2,041	2,333

Borrowings
Securities sold under agreements to repurchase — customers	(43)	330	287
Securities sold under agreements to repurchase — dealers	387	127	514
Federal funds purchased	80	105	185
Commercial paper	32	205	237
Other short-term debt	90	11	101
Long-term debt	(585)	238	(347)

Total borrowings	(39)	1,016	977

TOTAL INTEREST EXPENSE	$253	$3,057	$3,310

NET INTEREST INCOME	$1,804	$(1,231)	$573

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.

STERLING BANCORP AND SUBSIDIARIES
Rate/Volume Analysis [1]
(Unaudited)
(in thousands)

	Increase/(Decrease)
	Twelve Months Ended
	December 31, 2005
	Volume	Rate	Net [2]
INTEREST INCOME
Interest-bearing deposits with other banks	$(1)	$45	$44

Investment securities — available for sale	(3,369)	78	(3,291)
Investment securities — held to maturity	4,625	(1,273)	3,352
Investment securities — tax exempt	(268)	(51)	(319)

Total investment securities	988	(1,246)	(258)

Federal funds sold	1	176	177
Loans, net of unearned discounts [3]	8,897	6,267	15,164

TOTAL INTEREST INCOME	$9,885	$5,242	$15,127

INTEREST EXPENSE
Interest-bearing deposits
Domestic
Savings	$(13)	$6	$(7)
NOW	143	811	954
Money market	88	1,088	1,176
Time	1,502	3,337	4,839
Foreign
Time	0	0	0

Total interest-bearing deposits	1,720	5,242	6,962

Borrowings
Securities sold under agreements to repurchase — customers	7	880	887
Securities sold under agreements to repurchase — dealers	460	936	1,396
Federal funds purchased	179	322	501
Commercial paper	105	504	609
Other short-term debt	(172)	157	(15)
Long-term debt	(1,426)	612	(814)

Total borrowings	(847)	3,411	2,564

TOTAL INTEREST EXPENSE	$873	$8,653	$9,526

NET INTEREST INCOME	$9,012	$(3,411)	$5,601

[1]	This table is presented on a tax-equivalent basis.

[2]	Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume and the change due to rate in proportion to the relationship of change due solely to each. The effect of the extra day in 2004 has been included in the change in volume.

[3]	Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding, and income has been included to the extent earned.